EXHIBIT 99.1

Odyssey Semiconductor Technologies Reports Third Quarter Financial Results and Business Highlights

ITHACA, N.Y., November 10, 2021 -- Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII), a semiconductor device company developing innovative high-voltage, vertical power switching components based on proprietary Gallium Nitride (“GaN”) processing technology, today reported financial results and business highlights for its third quarter of 2021.

CEO Commentary

“Odyssey is completing the development of its first vertical GaN product. We are on track and continue to focus on providing engineering samples to customers in the fourth quarter of 2021,” said Rick Brown, co-founder, interim CEO, CTO, and Board member. “Odyssey has unique technology for the power switching market including high voltage motors, solar panels, and next generation of 800 volt battery packs in electric vehicles. We continue to add to our strong portfolio of IP.”

Financial Highlights

Note: All financials referenced in this release are in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) and comparisons in this release are to the same period in the prior year unless otherwise noted.

●	Q3 2021 total revenue of $174,952, entirely foundry service revenues.
●	The company has diligently managed its cash resulting in an ending cash balance of $3.4 million on September 30, 2021.
●	The Net cash used in operations year to date in 2021 was $1.7 million, which is the equivalent of averaging approximately $185,000 per month during 2021.

Near-Term Milestones

●	Continuing to develop high voltage power switching devices with the already demonstrated vertically conducting GaN transistor and p-n diode.
●	Provide customers with engineering samples of the first vertical GaN product.
●	Initiating qualifications for Joint Electron Device Engineering Council (“JEDEC”) standards.

Conference Call and Webcast: Q3 2022 Results

The company will hold a conference call and webcast consisting of prepared remarks by the founder and CEO Rick Brown as well as the Chairman of the Board John Edmunds along with a slide presentation, and a question-and-answer session at 5:00pm ET (2:00pm PT) on Wednesday, November 10, 2021 to review its third quarter 2021 results. Analysts and investors may pose questions for management during the live webcast on November 10, 2021.

Interested persons may access the live conference call by dialing (877) 270-2148 (U.S./Canada callers) or (412) 902-6510 (international callers). It is recommended that participants call or login 10 minutes ahead of the scheduled start time to ensure a proper connection. An audio replay will be available one hour after the live call until midnight on November 24, 2021, by dialing (877) 344-7529, using passcode 10161717.

The live webcast and slide presentation can be accessed on the company’s Investor webpage under the Events & Presentations tab at https://www.odysseysemi.com/investors/ir-calendar. The webcast will be archived on the website for future viewing.

Upcoming Investor Conference

The company will participate in the Needham 24th Annual Growth Conference on January 10-14, 2022. The company will provide the time of its group presentation when Needham provides it.

Given the company’s progress on its product roadmap, commercialization efforts, and overall corporate developments, it anticipates more active ongoing communications with the investment community.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), has developed a proprietary technology that will allow for GaN to replace SiC as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq. ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “forecast”, “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Investor Relations Contacts:

Darrow Associates

Jeff Christensen

(703) 297-6917

jchristensen@darrowir.com

Jason Loeb

917-579-3394

jloeb@darrowir.com

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2021	2020
Assets

Current Assets:
Cash	$3,409,429	$272,705
Contract assets	—	62,273
Accounts receivable	48,045	10,877
Deferred expenses	4,941	185,084
Prepaid expenses and other current assets	35,261	33,569

Total Current Assets	3,497,676	564,508
Restricted cash	103,188	103,149
Deferred offering costs	—	—
Property and equipment, net	894,967	986,407

Total Assets	$4,495,831	$1,654,064

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$119,205	$187,046
Loan payable - short term	$77,278	$53,858
Deferred revenue	30,000	260,447

Total Current Liabilities	226,483	501,351

Loans payable - long term	554,853	621,600
Total liabilities	781,336	1,122,951
Commitments and contingencies

Stockholders’ Equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized;
0 shares issued and outstanding as of September 30, 2021 and December 31, 2020	—	—
Common stock, $0.0001 par value, 45,000,000 shares authorized, 12,726,911 and 11,429,661 shares issued and outstanding as of September 30, 2021 and December 31, 2020	1,272	1,143
Additional paid-in capital	10,463,804	4,046,370
Accumulated deficit	(6,750,581)	(3,516,400)

Total Stockholders’ Equity	3,714,495	531,113

Total Liabilities and Stockholders’ Equity	$4,495,831	$1,654,064

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Three Months Ended September 30, 2021

	2021	2020
Revenues	$174,952	$636,070

Cost of Revenues	47,969	495,915

Gross (Loss) Profit	126,983	140,155

Operating Expenses:
Research and development	454,658	107,323
Selling, general, and administrative	716,765	339,090

Total Operating Expenses	1,171,423	446,413

(Loss) Income From Operations	(1,044,440)	(306,258)

Other Income:
Forgiveness of PPP loan and other income	25,013	—
Interest expense	(4,560)	-893
Net (Loss) Income	$(1,023,987)	$(307,151)

Net (Loss) Income Per Share:
Basic	$(0.08)	$(0.03)
Diluted	$(0.08)	$(0.03)

Weighted Average Number of Common Shares Outstanding:
Basic	12,726,911	11,199,703
Diluted	12,726,911	11,199,703

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Nine Months Ended September 30
	2021	2020

Revenues	$693,074	$1,102,071

Cost of Revenues	792,239	1,106,569

Gross (Loss) Profit	(99,165)	(4,498)

Operating Expenses:

Research and development	1,073,737	430,592
Selling, general, and administrative	2,285,591	869,643

Total Operating Expenses	3,359,328	1,300,235

(Loss) Income From Operations	(3,458,493)	(1,304,733)

Other Income:
Forgiveness of PPP loan and other income	238,719	1
Interest expense	(14,407)	—

Net (Loss) Income	$(3,234,181)	$(1,304,732)

Net (Loss) Income Per Share:
Basic	$(0.26)	$(0.12)
Diluted	$(0.26)	$(0.12)

Weighted Average Number of Common Shares Outstanding:
Basic	12,320,979	11,173,008
Diluted	12,320,979	11,173,008

ODYSSEY SEMICONDUCTOR TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Nine Months Ended
	September 30,
	2021	2020
Cash Flows From Operating Activities:
Net loss	$(3,234,181)	$(1,304,732)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation	1,750,070	329,274
Forgiveness of PPP loan	(210,680)	75
Depreciation and amortization	124,631	72,736
Changes in operating assets and liabilities:
Contract assets	62,273	430,732
Accounts receivable	(37,168)	(184,418)
Prepaid expenses and other current assets	(1,693)	55,657
Deferred expenses	180,143	29,547
Accounts payable and accrued expenses	(67,843)	93,636
Deferred revenue	(230,447)	(106,000)

Total Adjustments	1,569,286	721,239

Net Cash (Used In) Operating Activities	(1,664,895)	(583,493)

Cash Flows From Investing Activities:
Purchases of property and equipment	(32,506)	(610,487)
	—	—

Net Cash Provided By (Used In) Investing Activities	(32,506)	(610,487)

Cash Flows From Financing Activities:
Proceeds from sale of common stock, net of costs	4,599,055	—
Proceeds from government loans	193,625	684,580
Repayment of government loans	(26,956)	(1,175)
Proceeds from exercise of stock options	68,438	230,624
Payment of deferred offering costs	—	(40,742)
Payment of deferred loan costs		(4,560)

Net Cash Provided By Financing Activities	4,834,162	868,727

Net Increase (Decrease) In Cash and Restricted Cash	3,136,761	(325,253)

Cash and Restricted Cash - Beginning Of Period	375,855	798,283

Cash and Restricted Cash - End Of Period	$3,512,616	$473,030

Cash and Restricted Cash Consisted of the Following:
Cash	$3,409,429	$370,220
Restricted cash	103,188	102,810
	$3,512,617	$473,030

Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:
Interest	$—	$100
Income taxes	$—	$500

Non-cash investing and financing activities:
Issuance of warrants to placement agent		$—